Exhibit 99.2

BlueLinx Quarterly Review 1st Quarter 2008

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2007, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of May 1, 2008. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to May 1, 2008. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company may use non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

1st Quarter Highlights 1st Quarter Highlights Housing Starts Declined 30% from the same period last year Declined 30% from the same period last year Prices Prices of key grades of wood-based structural products fell 5% from the end of 4Q '07 to the end of 1Q '08 Prices of key grades of wood-based structural products fell 5% from the end of 4Q '07 to the end of 1Q '08 Revenue Down 25% to $0.7 billion Specialty down 23%, 49% of Total Revenue, 61% of GM Structural down 28% Down 25% to $0.7 billion Specialty down 23%, 49% of Total Revenue, 61% of GM Structural down 28% Unit Volume Total down 25.2% from same period last year Specialty down 22.3%; Structural down 27.8% Total down 25.2% from same period last year Specialty down 22.3%; Structural down 27.8% Gross Margin Total 10.9% vs. 10.8% in 1Q '07 Specialty 14.2% Structural 8.6% Total 10.9% vs. 10.8% in 1Q '07 Specialty 14.2% Structural 8.6% Net Loss/EPS ($10.6) million / ($0.34) per share vs. ($0.2) million / ($0.01) per share ($10.6) million / ($0.34) per share vs. ($0.2) million / ($0.01) per share Cash Flow Used $21 million of operating cash flow vs. $77 million for the year ago quarter Used $21 million of operating cash flow vs. $77 million for the year ago quarter Inventory Down $114 million to $351 million from year ago quarter Down $114 million to $351 million from year ago quarter Excess Availability $228 million excess availability on revolving credit facility $228 million excess availability on revolving credit facility Quarterly Highlights

Introduction Howard Cohen Interim Chief Executive Officer

1st Quarter Focus Key focus on cash Tight management of costs and working capital Strengthen customer and supplier relationships Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably manage structural while reducing exposure to volatility Profitably outgrow the market over the long term Introduction

Doug Goforth Chief Financial Officer and Treasurer Financial Review

Quarterly Revenue 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 Specialty Unit Volume (22.3%) YOY $240.3 or 25.1% Structural Unit Volume (27.8%) Price/Other 0.6% ($240.3) 1Q '08 Specialty 354 Structural 373 1Q '07 1Q '08 1Q '07 Specialty 456.5 Structural 518.9 Vs. Year Ago Revenue down 25.1% Specialty sales down 22.5%, unit volume down 22.3% Structural sales down 28.1%, unit volume down 27.8% Specialty product sales = 49% of total sales % by Product

Cash Flows Three Months Ended March 29, 2008 (in millions) BXC used $21.1 million in operating cash flow for the quarter $1.2

Total Debt Combined total debt on our mortgage and revolving credit facility of $504 million, down $107 million from a year ago $228 million available on revolving credit facility 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Total Debt 611 626.5 581 478.5 504.3 YOY $106.7 or 17.5%

Inventory Analysis BXC managed inventory to the demand environment and to support strategic initiatives 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Inventory 501.2 532.2 471.2 410.7 465.6 470.2 424.5 335.9 351.2 YOY $114.4 or 24.6%

Cash Cycle Cash cycle days equal accounts receivable days + inventory days - accounts payable days using an average beginning and ending balance Cash Cycle days at 54 vs. 56 at 4Q '07 and 51 same period last year Inventory days remain above desired levels and are being actively managed across the company Accounts Receivable days slightly above historical levels Accounts Payable days in line with historical levels 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 Cash Cycle Days 51 50 52 56 54

Summary 1st Quarter Focused on cash management Aggressively managing receivables and inventory Tight controls on operating expenses Remain focused on gross margin Flexible debt facility allows continued execution of business plan in extended downturn Excess availability of $228 million at March 29, 2008 Revolving credit agreement secured by inventory and receivables through May 7, 2011 Fixed rate mortgage of $295 million secured by company owned real estate

George Judd President & Chief Operating Officer Operations Review

Key Initiatives To support our strategic objectives: Cash management Gross margins Profitably grow specialty business Provide excellent value proposition to our customers Provide excellent return to our shareholders

Howard Cohen Summary Remarks Demand environment deteriorating further Focused on: Managing cash flow Aggressively managing costs Defending our core business Serving our customers and suppliers Selective pursuit of growth opportunities

Appendix TOPIC PAGE Revenues and Unit Volume by Quarter 17 Gross Margin by Quarter 18 Profit and Loss Statement by Quarter 19 Gross Margin % Analysis 20 Channel Mix Analysis 21 Structural Product Price Trends 22

Revenues and Unit Volume by Quarter Revenues and Unit Volume by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Source: Data from Random Lengths Publications, Inc., updated as of April 25, 2008 Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend